<DESCRIPTION>SPECIMEN APPLICATION
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Exhibit No. 1A(10)(a)

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(Please Print) FORTIS BENEFITS INSURANCE COMPANY, P.O. BOX 64582, ST. PAUL, MN 55164 FORTIS
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1. 1st Joint Insured 6. 2nd Joint Insured

John Doe Jane Doe
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Date of Birth Height Wt. Birth- Social Security Date of Birth Height Wt. Birth- Social Security
Sex Age ------------- -------- --- place Number Sex Age ------------- -------- --- place Number
Mo. Day Yr. Ft. In. Lb. Mo. Day Yr. Ft. In. Lb.
- --- --- --- --- --- --- --- --- ------- --------------- --- --- --- --- --- --- --- --- ------- ---------------
M 40 3 22 56 6 0 180 Mpls MN XXX-XX-XXXX F 40 3 22 56 5 5 130 Mpls MN XXX-XX-XXXX
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2. Residence Address 7. Residence Address (Same as Item 2. /X/)

123 Anystreet, Anytown USA
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3. Employer's Name and Address 8. Employer's Name and Address

Bell Telephone AT&T
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4. Occupation/Duties 9. Occupation/Duties

Lineman Programmer
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5.A. Daytime telephone number B. Home telephone number 10.A. Daytime telephone number B. Home telephone number

(XXX) XXX-XXXX (XXX) XXX-XXXX (XXX) XXX-XXXX (XXX) XXX-XXXX
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11.A. Name of Primary Beneficiary Relationship TAX ID # B. Name of Contingent Beneficiary Relationship TAX ID #
(if living)

Jane Doe Spouse Timmy Doe Son
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12.A. Name of Owner C. Social Security # (Tax ID #)
XXX-XX-XXXX
John Doe ------------------------------------------------------------------
D. Relationship to Insured(s)
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B. Address self
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123 Anystreet, Anytown USA E. Daytime telephone number F. Home telephone number

( ) ( )
---- ---------------------- ---- --------------------
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13. VARIABLE UNIVERSAL LIFE COVERAGE 14. Allocation of Net Premium (Whole % Only)

A. Plan UUL Last Survivor STOCK INVESTMENTS BOND INVESTMENTS
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B. Face Amount $500,000 25% A. Aggressive Growth % H. High Yield
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C. Planned Annual Premium $1,000 % B. International Stock % I. Global Bond
----------------------------------- --- ---
D. Death Benefit Option /X/ A (level) / / B (increasing) 25% C. Growth Stock % J. Diversified Income
--- ---
E. Riders 25% D. Global Growth % K. U.S. Government
Jt First-To-Die Term Rider Amount $ --- ---
--- ------------- % E. Growth & Income % L. Money Market
Jt Second-To-Die Term Rider Amount $ --- ---
--- ------------- 25% F. Global Asset Allocation % M. General Account
X Estate Protection Rider Amount $ --- ---
--- ------------- % G. Asset Allocation %
1st Jt Primary Insured Rider + Amount $ --- --- ------------------------
--- ------------- % %
2nd Jt Primary Insured Rider + Amount $ --- -------------------------- --- ------------------------
--- ------------- % %
Additional Insured Rider (Complete form(s) 56941) --- -------------------------- --- ------------------------
--- % %
Number of Additional Riders Attached --- -------------------------- --- ------------------------
------------------ % %
Waiver of Selected Amount Amount $ --- -------------------------- --- ------------------------
--- ------------- % %
Covering: --- -------------------------- --- ------------------------
--- / / 1st Jt Insured / /2nd Jt Insured / / Both Jt Insureds % %
X Waiver of Monthly Deductions --- -------------------------- --- ------------------------
--- % %
Covering: --- -------------------------- --- ------------------------
--- / / 1st Jt Insured / /2nd Jt Insured / / Both Jt Insureds % %
NOTE: ONLY ONE WAIVER RIDER PER POLICY, SINGLE OR BOTH --- -------------------------- --- ------------------------
JT INSUREDS COMBINED ALLOCATIONS MUST TOTAL 100%
X Guaranteed Death Benefit: ------------------------------------------------------------------
--- /X/ 10 Yr. (No Charge) / / 20. Yr. 15.A. Mode of Payment
/ / to age 85 / / / / Annual / / Semi-Annual / / Quarterly
X Policy Split Option /X/ Monthly Bank Draft / /Special Billing
--- 50% 1st Jt Insured 50% 2nd Jt Insured ------------------------------------------------------------------
--- --- B. Send mail to address in question number:
Other Amount $ /X/ 2 / / 3 / / 7 / / 8 / / 12.B.
--- ------------- -------------------
Other Amount $
--- -------------
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56940

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1st Jt 2nd Jt 1st Jt 2nd Jt
Insured Insured Insured Insured
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16.A. Is this insurance applied for to Yes No Yes No 21. During the past 10 years has any Yes No Yes No replace or change insurance or proposed insured had or received advice annuity in this or any other company? / / /X/ / / /X/ or treatment for:
B. Is any life insurance now pending A. chest pain, heart disease, heart elsewhere? / / /X/ / / /X/ attack, heart murmur, palpitions,
- ---------------------------------------------------------------- angina, stroke, high blood pressure,
C. If Yes, Explain. or other circulatory disorder? / / /X/ / / /X/
B. ulcer, colitis, hepatitis, disorder
of liver, stomach or intestines? / / /X/ / / /X/
C. kidney, bladder, prostate, or other
- ---------------------------------------------------------------- urinary disorder, or reproductive / / /X/ / / /X/
17. Life Insurance in Force Type: P=Personal G=Group organs?
(if none, state "None") None B=Business D. emphysema, tuberculosis, asthma, lung
- ---------------------------------------------------------------- or respiratory disorder? / / /X/ / / /X/
Covering Policy Year E. cancer, tumor, growth, arthritis,
Company Insured #(s) Type Amount Issued disorder of muscle or skin? / / /X/ / / /X/
- ----------------- --------- ------- ---- ---------- ------ F. diabetes, disorder of thyroid,
- ----------------- --------- ------- ---- ---------- ------ endocrine glands, or sugar in urine? / / /X/ / / /X/
- ----------------- --------- ------- ---- ---------- ------ G. anemia or other disorder of blood or
- ----------------- --------- ------- ---- ---------- ------ blood vessels? / / /X/ / / /X/
- ----------------- --------- ------- ---- ---------- ------ H. anxiety or depression, epilepsy,

- ----------------- --------- ------- ---- ---------- ------ paralysis, suicide attempt, nervous
- ----------------- --------- ------- ---- ---------- ------ or brain disorder, Alzheimer's or any
- ----------------- --------- ------- ---- ---------- ------ senility disorder? / / /X/ / / /X/
- ---------------------------------------------------------------- I. any disorder of eyes, ears, amputation
18. Has any person named in Items 1 or 6: 1st Jt 2nd Jt or joint disorder? / / /X/ / / /X/
Insured Insured J. alcohol or drug use or abuse; received
-------- -------- counseling or treatment recommended;
Yes No Yes No or joined any organization for
A. flown or plan to fly as a pilot or alcohol or drug abuse? / / /X/ / / /X/
crew member? If Yes, complete / / /X/ / / /X/ K. used cocaine, heroin, marijuana, or any questionnaire on page 7. other illegal restricted or controlled
B. done any land or water vehicle substance except as prescribed by a competition or racing, skydiving, / / /X/ / / /X/ physician? / / /X/ / / /X/
underwater diving, or rock climbing? L. unexplained weight loss, recurrent
If Yes, complete questionnaire on fever, or chronic fatigue or diarrhea? / / /X/ / / /X/
page 7. ------------------------------------------------------------------
C. any plans to travel or live outside 22. During the past 10 years has any proposed Yes No Yes No
U.S.? / / /X/ / / /X/ insured:
D. been released from the military for A. had or been told he or she had Acquired medical reasons? / / /X/ / / /X/ Immune Deficiency Syndrome ("AIDS"),
E. had any life insurance declined, AIDS Related Complex ("ARC"), or AIDS postponed, or had extra premium added? / / /X/ / / /X/ related conditions? / / /X/ / / /X/
F. received payment for disability, B. received treatment in connection with illness or injury? / / /X/ / / /X/ any of the categories named in (A.) / / /X/ / / /X/
G. been convicted of moving violations C. tested positive for antibodies to the or had driver's license revoked or / / /X/ / / /X/ AIDS (Human T-cell Lymphotropic, HIV)
suspended in the last 5 years? virus? / / /X/ / / /X/
If Yes, list driver's license number and ------------------------------------------------------------------
state 23. Within the past 5 years has any proposed Yes No Yes No
-------------------------------- insured:
H. been convicted of a felony? / / /X/ / / /X/ A. had a physical examination,
- ---------------------------------------------------------------- electrocardiogram, x-ray, blood test, or
19.A. Does any proposed insured Yes No diagnostic test? /X/ / / /X/ / /
currently smoke cigarettes? /X/ / / B. had or been advised to have surgery or
B. If yes, list name(s): John Doe any diagnostic testing? / / /X/ / / /X/
-------------------------- C. had any medical treatment, consultation
----------------------------------------------- or exam, medication or prescribed diet,
C. If no, has any proposed insured ever smoked or health impairment not mentioned cigarettes? / / / / above? / / /X/ / / /X/
D. If yes, list name(s): ------------------------------------------------------------------
-------------------------- 24. Name and address of last doctor consulted by:
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E. Date ceased smoking n/a A. First Joint Insured:
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F. Does any proposed insured use tobacco in any
form? /X/ / / Date: Dr. Jones Reason & Results
G. If yes, list names and type of tobacco used: ----------------------------
John Doe - Marlboro Lights 456 Alpine St
----------------------------------------------- Anytown, USA
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20. Questions for Temporary Insurance Agreement. Yes No
Complete only if premium is collected
(see receipt). ------------------------------------------------------------------
Has any person(s) listed in Items 1 or 6: B. Second Joint Insured:
A. Within the past 90 days, been admitted to a
hospital or other medical facility, been
advised to be admitted or had surgery Date: Dr. Jones Reason & Results performed or recommended? / / /X/ ----------------------------
B. Within the past 12 consecutive months, been 456 Alpine St absent from work a total of 10 working days Anytown, USA
or more for health reasons? / / /X/
C. Within the past 2 years had or been treated
for heart disease, stroke, cancer, or had such
treatment recommended by a physician or other
medical practitioner? / / /X/

If any of the above questions are answered Yes for any insureds,
NO COVERAGE will take effect under this agreement. None of our representatives is authorized to accept money for the above
persons, and NO COVERAGE will take effect under this agreement for any proposed insureds. If any of the above questions are left blank, NO COVERAGE will take effect for any persons listed above as proposed insureds.
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25. Requested effective date or any additional request 27. DETAILS OF "YES" ANSWERS IN QUESTIONS 18-23. Include details or statement: such as dates; names and addresses of insurance companies, policy numbers, doctors, hospitals; nature of any illness or disorder; episodes; duration; residual effects; reasons for
prior adverse insurability decisions.

Question # Name of Person Explanation
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26. Home Office Corrections and Additions: This space will not be used when such use is not allowed by state statutes or
insurance department regulations.

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Changes or corrections made by the Company and noted in Item 26 are ratified by the owner upon acceptance of a contract
containing this application with the noted changes or
corrections. In those states where written consent is required by statute or State Insurance Department regulation. (including
Maryland) amendment as to plan, amount, classification or
benefits will be made only with the owner's written consent.
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REPRESENTATIONS: To the best of my knowledge and belief, the statements and answers in this application are full, complete and true.
I acknowledge that this Part I application, along with any examination supplement or amendment make up the entire application and will be the basis of and become part of any policy issued. I acknowledge that except as may be provided by the terms of the
Temporary Insurance Agreement, the insurance applied for will not become effective unless (1) the first full modal premium has been paid and (2) the policy has been issued and delivered to the owner while to the best of his or her knowledge the health of the insureds remains as described in this application. I have read and received the NOTICE OF INFORMATION PRACTICES.

I BELIEVE THAT A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY IS CONSISTENT WITH MY INVESTMENT OBJECTIVES AND FINANCIAL NEEDS.

I UNDERSTAND THAT THE DEATH BENEFIT FOR THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY APPLIED FOR MAY INCREASE OR DECREASE
BASED ON THE INVESTMENT EXPERIENCE OF THE POLICY AND ON THE DEATH BENEFIT OPTION CHOSEN. I HAVE RECEIVED THE CURRENT PROSPECTUS FOR
FLEXIBLE PREMIUM VARIABLE LIFE; I AM AWARE THAT THE PROSPECTUS INCLUDES A DISCLOSURE ON THE ACCELERATED BENEFIT RIDER INCLUDED IN
THIS POLICY.

I UNDERSTAND THAT THE SURRENDER VALUE FOR THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY APPLIED FOR MAY INCREASE OR DECREASE
BASED ON THE INVESTMENT EXPERIENCE OF THE POLICY AND IS NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THERE IS NO GUARANTEED MINIMUM
SURRENDER VALUE IN THE SEPARATE ACCOUNT. THE DEATH BENEFIT WILL NEVER BE LESS THAN THE FACE AMOUNT OF THE POLICY.

AUTHORIZATION TO RELEASE INFORMATION: For underwriting and claim purposes I give my permission to:

Any physician or other medical practitioner, hospital, clinic, insurance company, consumer reporting agency, MIB, Inc., or any other organization to give Fortis Benefits or its reinsurers ALL INFORMATION on my behalf including findings on medical care, alcohol or drug abuse information, psychiatric or psychological care or examination, or surgery, as they apply to me or any of my children who are to be insured.

I give my permission to Fortis Benefits or its reinsurers, to:

(1) Release any information to the MIB, Inc., and to other life insurance companies I may come in contact with.
(2) Obtain an investigative consumer report on me. (By checking this box, / /, I request a personal interview by the consumer reporting agency.) I know that I am entitled to a copy of this consumer report.
(3) Obtain personal history information on me.
(4) Obtain medical history information from my attending physician, clinic or hospital.

So that I can receive information on other insurance or investment products and services that may be of interest to me, you may provide information about me to your affiliates. (By checking this box, / /, I do not want this information disclosed.)

I know that I have a right to a copy of this authorization. A photocopy will be as valid as the original. This authorization will be valid for two and one half years from the date shown below.
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THE UNDERSIGNED APPLICANT(S) AND AGENT CERTIFY THAT THE APPLICANT(S) HAS READ, OR HAD READ TO, THE COMPLETED APPLICATION AND THAT
THEY REALIZE THAT ANY FALSE STATEMENT OR MISREPRESENTATION THEREIN MAY RESULT IN LOSS OF COVERAGE UNDER THE APPLIED FOR POLICY.

Dated May 1 1996 City Mpls State MN
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(Please Print)
Agent: Does this insurance replace any life insurance or
annuity in this or any other company? / / Yes /X/ No X John Doe
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Signature of First Joint Insured

X John Q. Agent X Jane Doe
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Agent (Licensed agent must sign where Agent # Signature of Second Joint Insured required by law) X
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Signature of Owner (if other than joint insured)